-------------------------------------------------------------------------------
THE STRONG INSTITUTIONAL
BOND FUND

ANNUAL REPORT * DECEMBER 31, 1997

           [PIE CHART OF ASSET DIVERSIFICATION EMPHASIZING BONDS]


                                [STRONG FUNDS LOGO]
                                    STRONG FUNDS

-------------------------------------------------------------------------------
THE STRONG INSTITUTIONAL
BOND FUND


ANNUAL REPORT * DECEMBER 31, 1997



                               TABLE OF CONTENTS

INVESTMENT REVIEW
     The Strong Institutional Bond Fund.......................................2

FINANCIAL INFORMATION
     Schedule of Investments in Securities....................................4
     Statement of Assets and Liabilities......................................6
     Statement of Operations..................................................7
     Statement of Changes in Net Assets.......................................8
     Notes to Financial Statements............................................9

FINANCIAL HIGHLIGHTS.........................................................11

REPORT OF INDEPENDENT ACCOUNTANTS............................................12

THE STRONG INSTITUTIONAL BOND FUND

IN THE CURRENT ECONOMIC ENVIRONMENT, WE BELIEVE DOMESTIC FIXED INCOME INVESTMENTS WILL CONTINUE TO PROFIT FROM THE LACK OF INFLATIONARY PRESSURE.

The Strong Institutional Bond Fund seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation. The Fund invests in fixed income securities with an average portfolio duration--under normal market conditions--of between three and six years. The primary portion of the Fund's assets are invested in dollar-denominated, investment-grade securities. In addition, the Fund may invest up to 20% of its assets in non-investment grade corporate bonds and other high-yield securities. The Fund may also hold up to 20% of its assets in foreign (non-US dollar denominated) debt obligations.

===============================================
                ASSET ALLOCATION
===============================================
                 As of 12-31-97
[PIE CHART]

U.S. Government and Agency Issues       45.7%
Corporate Bonds                         32.1%
Foreign Government Issues                9.3%
Non-Agency Mortgage and Asset-
  Backed Securities                      7.9%
Preferred Stocks                         2.5%
Municipal Bonds                          2.5%

The asset allocation depicts market exposure
and is not given as a percentage of net assets.
===============================================


CALENDAR YEAR 1997
For the year, the total return of the Fund was 18.86%, outperforming its benchmarks--the Blended Bond Index and the Lehman Brothers Aggregate Bond Index--by over 850 basis points. During the second half of 1997, the Fund posted a 7.74% gain, outpacing the Blended and Lehman Brothers indices. Both benchmarks returned 6.36% during this period.*

======================================
     PORTFOLIO STATISTICS
======================================
         As of 12-31-97

30-DAY ANNUALIZED YIELD(1)   6.37%

          AVERAGE MATURITY   9.0 YEARS

 AVERAGE QUALITY RATING(2)   AA
======================================

Due to the volatility in the financial markets, the Fund maintained a neutral duration position relative to the benchmark throughout the latter three quarters of the year. Conversely, the Fund benefited from issue selection, sector allocation, and yield curve allocation.

During the first part of the year, most of the Fund's excess returns vs. its benchmarks were attributed to our commitment to the high-yield sector and our issue selection capabilities. Our top-down credit research process identified sectors and industries with positive credit trends. Within these industries, we were able to find companies where shareholder interests were aligned with bondholder interests, while maintaining the link between credit and value.

Yield curve positioning and issue selection also added significant value during the fourth quarter. The US fixed-income market was the beneficiary of the flight to quality and liquidity that took place as the Asian financial crisis developed. The demand for long-term US Treasuries and high-quality corporate issues increased, causing a dramatic flattening of the yield curve. By the end of the quarter, the yield on the 30-year bellwether Treasury had fallen 48 basis points to 5.92%, while the Federal Reserve held the target overnight rate steady at 5.50%. The Fund, with a slight barbell stance, was well positioned to take advantage of this.

In addition, the fixed-income market benefited from continuous good news about inflation. Consumer and Producer Price Indexes both fell substantially in the second half of the year. In particular, producer prices finished the year down 1.2%.

CURRENT STRATEGY
In the current economic environment, we believe domestic fixed income investments will continue to profit from the lack of inflationary pressure. In addition, the Asian financial crisis has all but eliminated the possibility of the Fed tightening. An upward movement in US yields could result in another round of capital flight, further jeopardizing international financial stability. Because the Fed is not willing to take on the risk of this prospect, we believe the downside in US bonds is very limited at this time. On the other hand, the currently high short-term interest rates could discourage any sustained rally in the market. Also, because of the Asian crisis the Fed does not appear ready to lower the overnight discount rate, although it is possible later in the year.

In the high-yield component of the portfolio, the duration is positioned neutral to slightly longer than the benchmark. As always, issue selection and sector/industry allocation will play a key role in generating performance. We remain overweighted in the competitive local exchange carriers and radio industries as they continue to benefit from the Telecommunications Act of 1996. In the international component of the portfolio, we are generally optimistic about international rates, but we remain wary of their present volatility.

OUTLOOK
Looking forward, we continue to be cautiously optim-istic in the near term with the duration of the overall portfolio position neutral to the benchmark. We continue to actively look for opportunities in corporate issues. We believe high-quality bonds should rally early in the year due to the excess demand in the sector from institutional and individual investors. In addition, high-yield corporate issues, despite historically low yield spreads relative to treasuries, should remain steady.

Under the current economic conditions, bond prices should continue to be supported by positive inflation reports, and the effects of the tight labor markets should be offset by the deflationary impact of the Asian crisis. The yield on Treasuries should remain within its current trading range, with the up side limited by relatively high short-term interest rates.

Thank you for your investment in the Strong Institutional Bond Fund. We look forward to earning your continued confidence.


Sincerely,

/s/ Bradley C. Tank
Bradley C. Tank

/s/ Jeffrey A. Koch
Jeffrey A. Koch

/s/ Shirish Malekar
Shirish T. Malekar
Portfolio Co-managers


[PHOTO OF BRADLEY C. TANK, JEFFREY A. KOCH, AND SHIRISH T. MALEKAR]


===============================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
===============================================================================
                           From 12-31-96 to 12-31-97
[GRAPH]

           THE STRONG                                 Lipper Intermediate
          INSTITUTIONAL                                Investment Grade
            BOND FUND         Blended Bond Index*      Debt Funds Index
12-96        10,000                  10,000                 10,000
1-97         10,391                  10,054                 10,033
2-97         10,746                  10,107                 10,053
3-97         10,655                  10,000                  9,943
4-97         10,781                  10,135                 10,077
5-97         10,885                  10,242                 10,165
6-97         11,032                  10,374                 10,283
7-97         11,347                  10,636                 10,553
8-97         11,357                  10,572                 10,454
9-97         11,526                  10,739                 10,599
10-97        11,679                  10,861                 10,724
11-97        11,736                  10,922                 10,752
12-97        11,886                  11,033                 10,847

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Blended Bond Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
===============================================================================


================================
          TOTAL RETURN
================================
         As of 12-31-97

SINCE INCEPTION           18.86%
 (on 12-31-96)
================================


 ------------------------------------------------------------------------------
* The Blended Bond Index is comprised of 70% Lehman Brothers Aggregate Bond Index, 15% Lehman Brothers High-Yield Bond Index, and 15% Salomon Brothers Non-U.S. World Government Bond Index (Currency Hedged). The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. The Lehman Brothers High-Yield
  Bond Index is an unmanaged index generally representative of corporate bonds rated below investment-grade. The Salomon Brothers Non-U.S. World Government Bond Index (Currency Hedged) is an unmanaged index generally representative of liquid, non-U.S. fixed income government securities. Rolling one-month forward exchange contracts are used as the hedging instrument. The Lipper Intermediate Investment Grade Debt Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Blended Bond Index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.
1 The Advisor temporarily absorbed expenses of 0.18%. Otherwise, current yield would have been 6.19% and returns would have been lower. Yields are historical and do not represent future yields, which will fluctuate.
2 For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

SCHEDULE OF INVESTMENTS IN SECURITIES                         DECEMBER 31, 1997
-------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal       Value
                                                     Amount       (Note 2)
-------------------------------------------------------------------------------
CORPORATE BONDS 32.3%
AES Corporation Senior Subordinated Notes,
  8.50%, Due 11/01/07 (Acquired 11/04/97;
  Cost $347,375) (b)                               $  350,000      $  351,750
ARA Services, Inc. Guaranteed Notes,
  10.625%, Due 8/01/00                                270,000         293,207
Atlas Air, Inc. Senior Notes, 10.75%,
  Due 8/01/05                                         275,000         291,500
BankAmerica Capital III Floating Rate Notes,
  Series 3, 6.3278%, Due 1/15/27                      135,000         133,229
Bay View Capital Corporation Subordinated
  Notes, 9.125%, Due 8/15/07                          500,000         517,500
Bell Cablemedia PLC Senior Discount Yankee
  Notes, Zero %, Due 7/15/04
  (Rate Reset Effective 7/15/99)                      850,000         803,250
Cablevision Systems Corporation Senior
  Notes, 7.875 %, Due 12/15/07                        500,000         512,500
California Federal Bank Linked Restructured
  Asset Certificates with Enhanced
  Returns, Series 1997-C-5-5, 8.625%, Due 4/01/99
  (Acquired 5/05/97; Cost $775,000) (b)               775,000         772,094
Capstar Radio Broadcasting Partners, Inc.
  Senior Subordinated Notes, 9.25%, Due 7/01/07       500,000         513,750
Contifinancial Corporation Senior Notes,
  8.375%, Due 8/15/03                                 375,000         390,937
FWT, Inc. Senior Subordinated Notes, 9.875%,
  Due 11/15/07 (Acquired 12/12/97;
  Cost $513,750) (b)                                  500,000         515,000
Fresenius Medical Care Capital Trust Preferred
  Securities, 9.00%, Due 12/01/06                     500,000         525,000
Gruma SA de CV Bonds, 7.625%, Due 10/15/07
  (Acquired 10/02/97; Cost $818,622) (b)              820,000         807,420
Jordan Telecommunication Products, Inc. Senior
  Subordinated Discount Notes, Zero %,
  Due 8/01/07 (Rate Reset Effective 8/01/00)
  (Acquired 8/08/97; Cost $275,275) (b)               385,000         313,775
LCI International, Inc. Senior Notes, 7.25%,
  Due 6/15/07                                         820,000         850,057
Metronet Communications Corporation Units,
  12.00%, Due 8/15/07                                 350,000         406,000
NTC Capital I Floating Rate Notes, 6.2778%,
  Due 1/15/27                                         545,000         523,723
NWCG Holdings Corporation Senior Secured
  Discount Notes, Series B, Zero %, Due 6/15/99       645,000         586,950
National Westminster Bank Senior Subordinated
  Notes, 6.5125%, Due 9/29/49                         915,000         915,000
Newpark Resources, Inc. Senior Subordinated Notes,
  8.625%, Due 12/15/07 (Acquired 12/12/97;
  Cost $510,000) (b)                                  500,000         510,625
Nextlink Communications LLC Senior Notes,
  12.50%, Due 4/15/06                                 275,000         314,875
Qwest Communications International, Inc. Senior
  Discount Notes, Zero %, Due 10/15/07 (Rate Reset
  Effective 10/15/02) (Acquired 11/04/97;
  Cost $323,750) (b)                                  500,000         340,000
Riggs Capital Trust Preferred Securities, Series A,
  8.625%, Due 12/31/26                                180,000         190,494
Salomon, Inc. Senior Consumer Price Index-
  Linked Bonds, 3.65%, Due 2/14/02                    165,000         160,103
Sunamerica, Inc. Debentures, 5.60%,
  Due 7/31/2097                                     1,000,000         758,926
Superior National Capital Trust I Company Guarantee
  Notes, 10.75%, Due 12/01/17
  (Acquired 12/02/97; Cost $510,000) (b)              500,000         513,750
TCI Communications, Inc. Senior Notes,
  6.375%, Due 9/15/99                               1,220,000       1,223,467
Terra Nova Insurance UK Holdings PLC Senior
  Guaranteed Notes, 10.75%, Due 7/01/05               280,000         314,738
Time Warner Entertainment Senior Notes,
  8.375%, Due 7/15/33                                 535,000         614,215
Transwestern Publishing Company LP/TWP Capital
  Corporation Senior Subordinated Notes, 9.625%,
  Due 11/15/07 (Acquired 11/06/97;
  Cost $350,000) (b)                                  350,000         365,750
United Air Lines Pass-Thru Trust Certificates,
  Series 1992-A2, 9.35%, Due 4/07/16                  575,000         705,473
Vicap SA de CV Guaranteed Senior Yankee Notes,
  10.25%, Due 5/15/02 (Acquired 5/07/97;
  Cost $747,375) (b)                                  750,000         787,500
-----------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $16,558,066)                           16,822,558
-----------------------------------------------------------------------------

CONVERTIBLE BONDS 0.4%
Tecnomatix Technologies, Ltd. Subordinated Notes,
  5.25%, Due 8/15/04 (Acquired 8/12/97;
  Cost $200,000) (b)                                  200,000         201,000
-----------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS (COST $200,000)                               201,000
-----------------------------------------------------------------------------

MUNICIPAL BONDS 2.5%
New Jersey Economic Development Authority
  Pension Funding Revenue, Series B, Zero %:
  Due 2/15/19                                       3,415,000         869,975
  Due 2/15/20                                       1,800,000         429,806
-----------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (COST $1,062,541)                             1,299,781
-----------------------------------------------------------------------------

NON-AGENCY MORTGAGE & ASSET-BACKED SECURITIES 8.1%
Bear Stearns Mortgage Securities, Inc. Mortgage
  Pass-Thru Certificates, Series 1995-1, Class 2-P,
  Principal Only, Due 7/25/10                         306,145         241,481
Chase Commercial Mortgage Securities Corporation
  Mortgage Pass-Thru Certificates, Series 1997-2,
  Class A-2, 6.60%, Due 11/19/07                      950,000         961,580
First Union-Lehman Brothers Commercial Mortgage
  Trust Pass-Thru Certificates, Series 1997-C2,
  Class D, 7.12%, Due 11/18/12                        650,000          46,854
Nomura Asset Securities Corporation, Series
  1994-4B, Class 4PO, Principal Only, Due 9/25/24     144,851         103,205
SCE Funding LLC, Series 97-1, Class A, 6.38%,
  Due 9/25/08                                       1,125,000       1,139,051
Trust Investment Enhanced Return Securities -
  Chase Credit Card Master Trust, Series 1997-7,
  Class A, 6.688%, Due 11/17/03                     1,140,000       1,143,990
-----------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE & ASSET-BACKED SECURITIES
  (COST $4,192,170)                                                 4,236,161
-----------------------------------------------------------------------------

UNITED STATES GOVERNMENT & AGENCY ISSUES 46.6%
FHLMC Participation Certificates, 9.00%,
  Due 5/15/25                                         859,284         913,797
FHLMC Variable Rate Participation Certificates,
  8.057%, Due 8/01/25                               2,014,749       2,085,265
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates:
  6.82%, Due 10/01/07                               1,317,814       1,360,235
  8.00%, Due 9/01/23                                  981,857       1,028,496
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Variable Rate Mortgage
  Certificates, 7.619%, Due 6/01/18                   263,236         274,444
United States Treasury Bonds:
  6.125%, Due 11/15/27                              1,550,000       1,593,110
  9.25%, Due 2/15/16                                  445,000         603,671

-------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal       Value
                                                     Amount       (Note 2)
-------------------------------------------------------------------------------
United States Treasury Notes:
  5.625%, Due 11/30/99                             $4,000,000     $ 3,997,504
  5.75%, Due 11/30/02                               2,300,000       2,302,877
  5.875%, Due 11/30/01                              1,000,000       1,005,001
  6.25%, Due 2/15/03                                5,775,000       5,908,553
  6.625%, Due 3/31/02                               2,105,000       2,174,071
  7.75%, Due 12/31/99                                 965,000       1,002,998
-----------------------------------------------------------------------------
TOTAL UNITED STATES GOVERNMENT & AGENCY ISSUES (COST $24,059,186)  24,250,022
-----------------------------------------------------------------------------

FOREIGN GOVERNMENT ISSUES 9.5%
Australian Government Bonds, 8.75%,
  Due 8/15/08                                       1,250,000 AUD     980,068
Republic of Argentina Notes, 9.50%,
  Due 11/30/02                                      1,000,000 USD     993,100
Republic of Germany Debentures, Series 94,
  7.50%, Due 11/11/04                               3,100,000 DEM   1,957,931
United Kingdom Government Bonds, 7.25%,
  Due 12/07/07                                        565,000 GBP     995,403
-----------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT ISSUES (COST $4,946,910)                   4,926,502
-----------------------------------------------------------------------------

PREFERRED STOCKS 2.5%
Chancellor Radio Broadcasting Company
  12.25% Senior Series A                                2,000         274,500
Superior Healthcare Management Series A
  (Acquired 12/30/97; Cost $1,006,460) (b)              1,000       1,006,460
-----------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (COST $1,274,460)                            1,280,960
-----------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 5.0%
COMMERCIAL PAPER 0.8%
INTEREST BEARING, DUE UPON DEMAND
Johnson Controls, Inc., 5.33%                      $  121,000         121,000
Pitney Bowes Credit Corporation, 5.33%                 61,000          61,000
Warner Lambert Company, 5.49%                          58,800          58,800
Wisconsin Electric Power Company, 5.49%               140,400         140,400
                                                                  -----------
                                                                      381,200
REPURCHASE AGREEMENT 4.2%
ABN-AMRO Chicago Corporation (Dated 12/31/97),
  6.82%, Due 1/02/98 (Repurchase proceeds
  $2,200,834);Collateralized by: $3,395,000
  United States Treasury Strips, Due 2/15/05
  (Market Value $ 2,247,762) (c)                    2,200,000       2,200,000
-----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $2,581,200)                      2,581,200
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $54,874,533) 106.9%          55,598,184
Other Assets and Liabilities, Net (6.9%)                           (3,590,532)
-----------------------------------------------------------------------------
NET ASSETS 100.0%                                                 $52,007,652
=============================================================================



FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
-----------------------------------------------------------------------------

                                    Settlement       Value        Unrealized
                                       Date         in USD       Appreciation
-----------------------------------------------------------------------------
Sold:
1,550,000 AUD                        7/03/98     ($1,012,381)       $2,869
3,500,000 DEM                        7/03/98      (1,966,911)        5,087
  600,000 GBP                        7/03/98        (979,395)        5,715


-------------------------------------------------------------------------------
INDUSTRY DIVERSIFICATION
-----------------------------------------------------------------------------
                                                     Percentage of Net Assets
-----------------------------------------------------------------------------
U.S. Government & Agency............................................... 50.9%
Foreign Government.....................................................  9.5
Telecommunication Service..............................................  6.0
Non-Agency Asset-Backed................................................  4.4
Media-Radio/TV.........................................................  4.0
Insurance - Diversified................................................  3.1
General Obligation.....................................................  2.5
Savings & Loan.........................................................  2.5
Media Publishing.......................................................  2.3
Bank-Money Center......................................................  2.0
Airline................................................................  1.9
Bank-Super Regional....................................................  1.9
Non-Agency Commercial..................................................  1.8
Diversified Operations.................................................  1.7
Consumer Miscellaneous.................................................  1.6
Telephone..............................................................  1.6
Bank-Regional..........................................................  1.4
Non-Agency Multi-Family................................................  1.2
Healthcare - Medical Supply............................................  1.0
Oil Well Equipment & Service...........................................  1.0
Electric Power.........................................................  0.9
Mortgage & Related Service.............................................  0.8
Non-Agency Single-Family...............................................  0.7
Transportation Service.................................................  0.7
Leisure Services.......................................................  0.6
Computer Service.......................................................  0.4
Brokerage & Investment Management......................................  0.3
Healthcare - Drug/Diversified..........................................  0.1
Office Automation......................................................  0.1
Other Assets and Liabilities, Net...................................... (6.9)
-----------------------------------------------------------------------------
Total                                                                  100.0%
-----------------------------------------------------------------------------


COUNTRY DIVERSIFICATION
-----------------------------------------------------------------------------
                                                     Percentage of Net Assets
-----------------------------------------------------------------------------
United States.......................................................... 92.0%
Argentina..............................................................  1.9
Australia..............................................................  1.8
Germany................................................................  3.8
Mexico.................................................................  3.1
United Kingdom.........................................................  4.3
Other Assets and Liabilities, Net...................................... (6.9)
-----------------------------------------------------------------------------
Total                                                                  100.0%
-----------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS IN SECURITIES (continued)             DECEMBER 31, 1997
-------------------------------------------------------------------------------




-------------------------------------------------------------------------------
CURRENCY ABBREVIATIONS
------------------------------------------------------------------------------
AUD   Australian Dollar
DEM   German Mark
GBP   British Pound
USD   United States Dollar


-------------------------------------------------------------------------------
LEGEND
------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b) Non-income producing security.
(c) The Fund may engage in repurchase agreements where the underlying collateral consists of U.S. Government securities which are maintained in a segregated account with a custodian. The market value of the collateral must exceed the principal amount by at least two percent on a daily basis.

Percentages are stated as a percent of net assets.

See notes to financial statements.




STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
December 31, 1997


ASSETS:
 Investments in Securities, at Value
   (Cost of $54,874,533)                                          $55,598,184
 Receivable for Securities and
   Forward Foreign Currency Contracts Sold                             29,839
 Interest Receivable                                                  646,427
 Other Assets                                                          39,435
                                                                  -----------
 Total Assets                                                      56,313,885

LIABILITIES:
 Payable for Securities Purchased                                   3,992,103
 Dividends Payable                                                    267,807
 Accrued Operating Expenses and Other Liabilities                      46,323
                                                                  -----------
 Total Liabilities                                                  4,306,233
                                                                  -----------
NET ASSETS                                                        $52,007,652
                                                                  ===========
NET ASSETS CONSIST OF:
 Capital Stock (par value and paid-in capital)                    $51,031,736
 Undistributed Net Realized Gain                                      224,106
 Net Unrealized Appreciation                                          751,810
                                                                  -----------
 Net Assets                                                       $52,007,652
                                                                  ===========
Capital Shares Outstanding (Unlimited Number Authorized)            4,702,330

NET ASSET VALUE PER SHARE                                              $11.06
                                                                       ======


                      See notes to financial statements.
6

STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the Year Ended December 31, 1997


INCOME:
 Interest                                                          $1,386,098
 Dividends                                                             18,638
                                                                   ----------
 Total Income                                                       1,404,736

EXPENSES:
 Investment Advisory Fees                                              51,698
 Custodian Fees                                                         7,177
 Shareholder Servicing Costs                                           25,000
 Reports to Shareholders                                               18,545
 Federal and State Registration Fees                                   36,664
 Other                                                                 16,305
                                                                   ----------
 Total Expenses before Waivers and Absorptions                        155,389
 Voluntary Expense Waivers and Absorptions by Advisor                 (72,164)
                                                                   ----------
 Expenses, Net                                                         83,225
                                                                   ----------
NET INVESTMENT INCOME                                               1,321,511

REALIZED AND UNREALIZED GAIN (LOSS):
 Net Realized Gain (Loss) on:
   Investments                                                        771,346
   Futures Contracts and Forward Foreign Currency Contracts              (248)
                                                                   ----------
   Net Realized Gain                                                  771,098
  Change in Unrealized Appreciation/Depreciation on:
    Investments                                                       723,651
    Futures Contracts and Forward Foreign Currency Contracts           13,671
    Foreign Currencies                                                 14,488
                                                                   ----------
    Net Change in Unrealized Appreciation/Depreciation                751,810
                                                                   ----------
NET GAIN                                                            1,522,908
                                                                   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $2,844,419
                                                                   ==========


                      See notes to financial statements.
                                                                              7

STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                  YEAR ENDED
                                                                 DEC. 31, 1997
                                                                 -------------
OPERATIONS:
  Net Investment Income                                           $ 1,321,511
  Net Realized Gain                                                   771,098
  Change in Unrealized Appreciation/Depreciation                      751,810
                                                                  -----------
  Increase in Net Assets Resulting from Operations                  2,844,419

DISTRIBUTIONS:
  From Net Investment Income                                       (1,321,511)
  From Net Realized Gains                                            (546,992)
                                                                  -----------
  Total Distributions                                              (1,868,503)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                        66,565,110
  Proceeds from Reinvestment of Dividends                           1,576,599
  Payment for Shares Redeemed                                     (17,109,973)
                                                                  -----------
  Net Increase in Net Assets from Capital Share Transactions       51,031,736
                                                                  -----------
TOTAL INCREASE IN NET ASSETS                                       52,007,652

NET ASSETS:
  Beginning of Year                                                        --
                                                                  -----------
  End of Year                                                     $52,007,652
                                                                  ===========
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                              6,116,637
  Issued in Reinvestment of Dividends                                 143,923
  Redeemed                                                         (1,558,230)
                                                                    ---------
  Net Increase in Shares of the Fund                                4,702,330
                                                                    =========



                      See notes to financial statements.
8

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
December 31, 1997

1. ORGANIZATION
   The Strong Institutional Bond Fund commenced investment operations on January 2, 1997, and is a diversified series of Strong Institutional Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

   (A) Security Valuation -- Securities of the Fund are valued through valuations obtained by a commercial pricing service or the mean of the bid and asked prices, when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates current value.

       The Fund owns certain investment securities which are restricted as to resale. These securities are valued by the Fund after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of these restricted securities at December 31, 1997 were $6,377,607 and $6,485,124, respectively, representing 12.5% of the net assets of the Fund. Of these securities, which are restricted as to resale, 84.5% are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and also have been determined to be liquid by the Advisor based upon guidelines established by the Fund's Board of Directors.

   (B) Federal Income and Excise Taxes and Distributions to Shareholders -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Accordingly, no federal income or excise tax provision is required.

       The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes.
       Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

   (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

   (D) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   (E) Options -- The Fund may write put or call options (none were written during 1997). Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

   (F) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

   (G) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

-------------------------------------------------------------------------------
December 31, 1997

   (H) Additional Investment Risks -- The Fund may invest in and utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

       Foreign denominated assets and forward currency contracts may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

   (I) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

   (J) Other -- Investment security transactions are recorded on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

3. RELATED PARTY TRANSACTIONS
   Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Fund.
   The investment advisory fee, which is established by terms of the Advisory Agreement, is based on an annualized rate of .25% of the average daily net assets of the Fund. Advisory fees are subject to reimbursement by the Advisor if the Fund's operating expenses exceed certain levels. Shareholder recordkeeping and related service fees are based on an annualized rate of .02% of the Fund's average daily net asset value with a minimum annual fee of $25,000. In addition, the Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

   The Fund may invest cash reserves in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

   The amount payable to the Advisor at December 31, 1997 and unaffiliated directors' fees, excluding the effect of waivers and reimbursements, for the year then ended were $45,885 and $1,500, respectively.

4. INVESTMENT TRANSACTIONS
   The aggregate purchases and sales of U.S. Government and Agency securities for the year ended December 31, 1997 were $64,846,573 and $40,216,526, respectively. The aggregate purchases and sales of other long-term securities for the year ended December 31, 1997 were $58,090,509 and $31,277,140, respectively.

5. INCOME TAX INFORMATION
   At December 31, 1997, the cost of investments in securities for federal income tax purposes was $54,878,560. Net unrealized appreciation of securities was $719,624, consisting of gross unrealized appreciation and depreciation of $782,400 and $62,776, respectively.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------



                                                 SELECTED PER-SHARE DATA (A)
                --------------------------------------------------------------------------------------------------
                             INCOME FROM INVESTMENT OPERATIONS             LESS DISTRIBUTIONS
                           --------------------------------------  ------------------------------------
                Net Asset               Net Realized      Total                                          Net Asset
                  Value,       Net     and Unrealized     from      From Net   From Net                    Value,
                Beginning  Investment     Gains on     Investment  Investment  Realized       Total        End of
Year Ended      of Period    Income      Investments   Operations    Income      Gains    Distributions    Period
Dec. 31, 1997    $10.00     $0.66           $1.18         $1.84      ($0.66)    ($0.12)      ($0.78)       $11.06

                                      RATIOS AND SUPPLEMENTAL DATA
                ---------------------------------------------------------------------------
                             Net                 Ratio of Expenses  Ratio of Net
                           Assets,    Ratio of     to Average Net    Investment
                           End of     Expenses     Assets Without      Income     Portfolio
                 Total   Period (In  to Average  Voluntary Waivers   to Average    Turnover
Year Ended      Return    Millions)  Net Assets   and Absorptions    Net Assets      Rate
Dec. 31, 1997   +18.9%       $52        0.4%            0.7%             6.3%       358.6%

(a)  Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

                                                                             11

REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------
To the Shareholders and Board of Directors of the Strong Institutional Bond Fund

We have audited the accompanying statement of assets and liabilities of Strong Institutional Bond Fund (one of the portfolios constituting the Strong Institutional Funds, Inc.), including the schedule of investments in securities, as of December 31, 1997, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strong Institutional Bond Fund as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.



Milwaukee, Wisconsin
February 4, 1998

                                     DIRECTORS
                                Richard S. Strong
                                 Willie D. Davis
                                 Stanley Kritzik
                                Marvin E. Nevins
                                 William F. Vogt

                                     OFFICERS
                    Richard S. Strong, Chairman of the Board
                          Mary F. Hoppa, Vice President
                         Thomas P. Lemke, Vice President
                         John S. Weitzer, Vice President
              Stephen J. Shenkenberg, Vice President and Secretary
                           John A. Flanagan, Treasurer

                               INVESTMENT ADVISOR
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                    CUSTODIAN
                              Firstar Trust Company
                    P.O. Box 701, Milwaukee, Wisconsin 53201

                                     AUDITOR
                            Coopers & Lybrand L.L.P.
              411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                  LEGAL COUNSEL
                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-733-CASH (2274).
Please read it carefully before investing or sending money.  This report does not constitute an offer for the sale of securities.
           Strong Funds are offered for sale by prospectus only.





                                [STRONG FUNDS LOGO]
                          STRONG CAPITAL MANAGEMENT, INC.
                     P.O. Box 782 * Milwaukee, Wisconsin 53201        7030B98